Exhibit 99.02

Unaudited Financial Information Recast for Changes in the
Additives & Functional Products Segment and the Chemical Intermediates Segment

	2022
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter	Full Year
Additives & Functional Products
Sales	$889		$924		$906		$756	$3,475

Earnings (loss) before interest and taxes ("EBIT")	167		160		143		76	546
Depreciation and amortization								142

Chemical Intermediates
Sales	$715		$772		$665		$564	$2,716

EBIT	112		142		68		24	346
Asset impairments and restructuring charges, net	1	[1]	1	[1]	1	[1]	—	3	[1]
EBIT excluding non-core item	113		143		69		24	349
Depreciation and amortization								104
1Site closure costs of $1 million included in each first quarter 2022, second quarter 2022, and third quarter 2022 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site.

	2021
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Additives & Functional Products
Sales	$672		$722		$775		$780		$2,949

EBIT	124		115		130		112		481
Asset impairments and restructuring charges, net	—	[1]	2	[1]	1	[1]	1	[1]	4	[1]
EBIT excluding non-core items	124		117		131		113		485
Depreciation and amortization									141

Chemical Intermediates
Sales	$542		$669		$685		$712		$2,608

EBIT	52		131		130		99		412
Asset impairments and restructuring charges, net	4	[2]	7	[2]	2	[2]	3	[2]	16	[2]
EBIT excluding non-core items	56		138		132		102		428
Depreciation and amortization									102
1Site closure costs of $1 million included in each first quarter 2021, second quarter 2021, and third quarter 2021, contract termination fees of $1 million in second quarter 2021, and asset impairments of $1 million in fourth quarter 2021 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site. First quarter 2021 charges were offset by a $1 million gain on the sale of impaired assets from the previously reported closure of an animal nutrition manufacturing facility in Asia Pacific as part of ongoing site optimization.
2Site closure costs of $4 million, $2 million, and $1 million included in first quarter 2021, third quarter 2021, and fourth quarter 2021, respectively, contract termination fees of $7 million in second quarter 2021, and asset impairments of $2 million in fourth quarter 2021 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site.

Exhibit 99.02

	2020
(Dollars in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
Additives & Functional Products
Sales	$636		$567		$551		$588		$2,342

EBIT	135		104		95		106		440
Asset impairments and restructuring charges, net	2	[1]	—		1	[2]	—		3	[1,2]
EBIT excluding non-core items	137		104		96		106		443
Depreciation and amortization									132

Chemical Intermediates
Sales	$516		$392		$464		$471		$1,843

EBIT	59		(2)		25		26		108
Asset impairments and restructuring charges, net	1	[3]	2	[3]	1	[3]	1	[3]	5	[3]
EBIT excluding non-core item	60		—		26		27		113
Depreciation and amortization									101
1First quarter 2020 included an intangible asset impairment of $2 million for customer relationships.
2Severance costs of $1 million included in third quarter 2020 resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site.
3Severance costs of $1 million, $2 million, $1 million, and $1 million in first quarter 2020, second quarter 2020, third quarter 2020, and fourth quarter 2020, respectively, resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing site.

	2019
(Dollars in millions)	First Quarter		Second Quarter	Third Quarter	Fourth Quarter		Full Year
Additives & Functional Products
Sales	$650		$618	$619	$568		$2,455

EBIT	119		122	118	42		401
Asset impairments and restructuring charges, net	4	[1]	—	—	50	[2]	54	[1,2]
EBIT excluding non-core items	123		122	118	92		455
Depreciation and amortization							176

Chemical Intermediates
Sales	$592		$572	$533	$534		$2,231

EBIT	66		50	25	(4)		137
Asset impairments and restructuring charges, net	—		—	—	22	[3]	22	[3]
EBIT excluding non-core item	66		50	25	18		159
Depreciation and amortization							102
1First quarter 2019 included restructuring charges of $4 million related to a capital project that was discontinued in 2016.
2Fourth quarter 2019 included a goodwill impairment charge of $45 million related to the crop protection product line and an asset impairment of $5 million resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing operations.
3Fourth quarter 2019 included asset impairment charges of $22 million resulting from the previously reported plan to discontinue production of certain products at the Singapore manufacturing operations.